SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S22)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      333-59998              75-2006294
          --------                      ---------              ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 832-7000


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                                             -2-
Item 5. Other Events.

                On September 27, 2001, the Registrant will cause the issuance and sale of approximately $571,634,905 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-S22, Class A-l through Class A-8, Class A-71 through Class A-75, Class II-A1 through Class II-A6, Class II-A5-I through Class II-A5-5, Class I-A-P, Class II-A-P, Class I- A-V, Class II-A-V, Class R-I, Class R-II, Class M-l, Class M-2, Class M-3, Class B-l, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

                In connection with the sale of the Series 2001-S22, Class A-l through Class A-8, Class A-71 through Class A-75, Class II-A1 through Class II-A6, Class II-A5 through Class II-A5-5,, Class I-A-P, Class II-A-P, Class I- A-V, Class II-A-V,Class R-I, and Class R-II Certificates, other than a de minimis portion of each of the Class R-I and Class R-II Certificates (the "Senior Underwritten Certificates") to Greenwich Capital Markets, Inc. (the "Senior Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-59998, which Computational Materials are being filed manually as exhibits to this report.

                The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                The Computational Materials consist of the pages (the "Computational Materials") that appear after the Form SE cover sheet dated September 25, 2001. THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.



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                                              -3-

                In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)     Financial Statements. Not applicable.

        (b)     Pro Forma Financial Information.

        (c)    Exhibits



                           ITEM 601(A) OF REGULATION
                           S-K
  EXHIBIT NO.             EXHIBIT NO.                DESCRIPTION

  1                       99                         Computational Materials

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By:     /s/ Randy Van Zee
                                                   Name:   Randy Van Zee
                                                   Title:  Vice President

Dated: September 25, 2001

                                      EXHIBIT INDEX



                      Item 601 (a) of      Sequentially Exhibit
                     Regulation S-K        Numbered
Number               Exhibit No.           Description                 Page
  1                     99              Computational Materials    Filed
                                                                   Manually on
                                                                   Form SE dated
                                                                   September 25,
                                                                        2001
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